UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2016

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220	23-2990190

333-85496	EXELON GENERATION COMPANY, LLC (a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348-2473 (610) 765-5959	23-3064219

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On May 24, 2016, Exelon Corporation (Exelon) learned the results of the PJM capacity auction for the 2019-2020 planning year. Exelon Generation Company, LLC’s (Generation’s) Quad Cities and Three Mile Island nuclear plants in the PJM market did not clear in the auction and will not receive capacity revenue for that period. While a portion of the Byron nuclear plant’s capacity did not clear in the auction, the plant is committed to operate through May 2020. Generation’s other nuclear plants in PJM cleared in the auction, except Oyster Creek, which is scheduled to retire in 2019 and did not participate in the auction. The auction results take effect June 2019. As previously disclosed, Exelon announced that it would retire its Quad Cities and Clinton nuclear plants if adequate legislation is not passed during the spring Illinois legislative session scheduled to end on May 31.

The table set forth below lists Exelon’s cleared nuclear and fossil capacity and base cleared volumes for the 2019-2020 base auction by zone.

Cleared Volumes at ownership	Capacity Performance		Base
	MW	Price	MW	Price
COMED
Nuclear	6,925	$203	0	$183
Fossil/Others	0	$203	50	$183

Sub Total	6,925		50

EMAAC
Nuclear	4,375	$120	0	$100
Fossil/Others	1,525	$120	1675	$100

Sub Total	5,900		1,675

SWMAAC
Nuclear	850	$100	0	$80
Fossil/Others	0	$100	0	$80

Sub Total	850		0

BGE
Nuclear	0	$100	0	$80
Fossil/Others	375	$100	225	$80

Sub Total	375		225

RTO
Nuclear	0	$100	0	$80
Fossil/Others	275	$100	75	$80

Sub Total	275		75

GRAND TOTAL
Nuclear	12,150		0
Fossil/Others	2,175		2,025

Grand Total	14,325		2,025

A copy of the press release concerning the 2019-2020 PJM capacity auction results is attached as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release

* * * * *

Cautionary Statements Regarding Forward-Looking Information

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon and Generation include those factors discussed herein, as well as the items discussed in (1) Exelon’s 2015 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 23; (2) Pepco Holdings, Inc.’s 2015 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 16; (3) Exelon’s First Quarter 2016 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 18 and (4) other factors discussed in filings with the SEC by Exelon and Generation. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. Exelon and Generation do not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Jonathan W. Thayer
Jonathan W. Thayer
Senior Executive Vice President and Chief Financial Officer
Exelon Corporation

EXELON GENERATION COMPANY, LLC

/s/ Bryan P. Wright
Bryan P. Wright
Senior Vice President and Chief Financial Officer
Exelon Generation Company, LLC

May 25, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release